UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOANN Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable.

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

          P.O. BOX 8016, CARY, NC 27512-9903

JOANN Inc.

Important Notice Regarding the Availability

of Proxy Materials

for the

Stockholders Meeting to be held on

June 27, 2023

For Stockholders of record on May 1, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain instructions to attend the virtual meeting go to: www.proxydocs.com/JOAN

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE visit

www.proxydocs.com/JOAN

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 16, 2023.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/JOAN	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone, you will need the 12 digit control number located in the shaded box above.

* If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials.

JOANN Inc.

Meeting Materials:   Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Meeting Type:     Annual Meeting of Stockholders

Date:     Tuesday, June 27, 2023

Time:     1:00 PM, Eastern Time

Place:    Annual Meeting to be held live via the Internet - please visit

              www.proxydocs.com/JOAN for more details

You must register to attend the meeting online and/or participate at www.proxydocs.com/JOAN

SEE REVERSE FOR FULL AGENDA

JOANN Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS (“BOARD”) OF JOANN INC. RECOMMENDS A VOTE:

FOR PROPOSALS 1, 2, 3, 4, 5 AND 6

PROPOSAL

1.	Election of two Class II director nominees to JOANN’s Board

1.01 Lily Chang

1.02 Marybeth Hays

2.	Ratification of the appointment of Ernst & Young LLP as JOANN’s independent registered public accounting firm for the fiscal year ending February 3, 2024

3.	Approval, on an advisory basis, of the compensation of JOANN’s Named Executive Officers

4.	Approval of the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan

5.	Approval of February 2023 contingent stock option grants under the amended and restated JOANN Inc. 2021 Equity Incentive Plan

6.	Approval of April 2023 contingent stock option grants under the amended and restated JOANN Inc. 2021 Equity Incentive Plan

7.	Transaction of any other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting